UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-13112                  11-3129361
________________________________________________________________________________
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                          Identification Number)

2102 SW 2nd Street, Pompano Beach, Florida                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On June 26, 2006, DHB Industries, Inc. (the "Company") received a notice from the American Stock Exchange ("Amex"), the national securities exchange that maintains the principal listing for the Company's common stock, regarding the staff of the Amex's determination to proceed with the filing of an application with the Securities and Exchange Commission (the "SEC') to strike the common stock of the Company from listing and registration on the Amex.

As previously disclosed, the Company has engaged in extensive discussions and correspondence with the Amex over the last few months regarding the Company's non-compliance with certain of the Amex continued listing standards. Most recently (as previously disclosed), on June 7, 2006, the Company received an additional notice from the Amex stating that, among other things, in order to maintain its Amex listing, the Company must submit an updated plan of compliance to the Amex by June 16, 2006 advising the Amex of the action the Company has taken, or will take, that demonstrates the Company's ability to be in compliance with Sections 134, 1101 and 1003(f)(iii) of the Amex Company Guide (the "Company Guide") by no later than August 15, 2006. Additionally, in order to assist the Amex in its review of the Company's continued listing status and pursuant to the listing agreements by and between the Company and the Amex, and Section 132(e) of the Company Guide, the Amex requested that the Company provide certain supplementary information to the Amex.

The Company requested that the staff of the Amex grant an extension until June 21, 2006 for the Company to file an updated plan of compliance with the Amex and to provide the Amex with the requested supplementary information. The staff of the Amex granted the Company's extension request.

On June 21, 2006, the Company submitted its updated plan of compliance and also provided the Amex with the supplementary information that it requested. After review of the updated plan, the staff of the Amex has determined that the amended plan does not make a reasonable demonstration of the Company's ability to regain compliance by August 15, 2006, and as a result, the staff of the Amex feels that it is appropriate to initiate immediate delisting procedures at this time.

The Company does not intend to appeal the staff's determination and anticipates that the delisting will be effective on or after July 5, 2006. The Company intends to work with AlixPartners to complete its financial statements and seek relisting on the Amex or another exchange when that process is complete. The Company is unable to predict if and when trading of the Company's securities might resume and on what market or markets at this time.

As previously disclosed, the Company is also not in compliance with the audit committee listing requirements set forth in Sections 121(B)(2)(a) and 121(B)(2)(a)(ii) of the Company Guide.

The press release issued by the Company on June 30, 2006 with respect to receipt of the Amex notice of June 26, 2006 described above is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          99.1     Press Release, dated June 30, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



                              By: /s/ LARRY ELLIS
                                  ____________________
                                      Larry Ellis, CAO

Dated:  June 30, 2006


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                                  EXHIBIT INDEX


          99.1     Press Release, June 30, 2006.
































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